Exhibit 10.5

Execution Version

AMENDED AND RESTATED INTERCREDITOR AGREEMENT

This AMENDED AND RESTATED INTERCREDITOR AGREEMENT, dated as of February 8, 2017, is among JPMORGAN CHASE BANK, N.A. (“JPMCB”), as Intercreditor Agent, WILMINGTON TRUST, NATIONAL ASSOCIATION, as Trustee and as Collateral Agent for the holders of the notes issued under the New 1.5 Lien Notes Indenture (as defined below), JPMCB, as Senior-Priority Agent for the secured parties under the ABL Facility (as defined below), WILMINGTON TRUST, NATIONAL ASSOCIATION, as Senior-Priority Agent for the holders of the notes issued under the New First Lien Notes Indenture (as defined below), WILMINGTON TRUST, NATIONAL ASSOCIATION, as Senior-Priority Agent for the holders of the notes issued under the 6.625% First Lien Notes Indenture (as defined below), WILMINGTON TRUST, NATIONAL ASSOCIATION, as Senior-Priority Agent for the holders of the notes issued under the 10.00% First Lien Notes Indenture (as defined below), HEXION LLC, a Delaware limited liability company (“Holdings”), HEXION INC., a New Jersey corporation (the “Company”), and each Subsidiary of the Company listed on Schedule I hereto.

A. This Agreement is an amendment and restatement of the Intercreditor Agreement, dated as of January 29, 2010, among the Intercreditor Agent, Wilmington Trust, National Association (as successor by merger to Wilmington Trust FSB), as Trustee and as Collateral Agent, Holdings, the Company and each Subsidiary of the Company party thereto, as amended, supplemented, joined to and/or otherwise modified prior to the date hereof.

B. The Company is party to the Amended and Restated Asset-Based Revolving Credit Agreement, dated as of December 21, 2016, among Holdings, the Company, as U.S. borrower, certain Subsidiaries of the Company from time to time party thereto, as co-borrowers, the lenders party thereto from time to time, JPMCB, as administrative agent for such lenders and the other parties party thereto (as amended by that certain Additional Extending Lender Joinder Agreement and Amendment dated as of January 18, 2017, and as further amended, restated, amended and restated, supplemented, waived and/or otherwise modified from time to time, the “ABL Facility”).

C. The Company is party to the Indenture, dated as of March 14, 2012 (as amended, restated, amended and restated, supplemented, waived and/or otherwise modified from time to time, the “6.625% First Lien Notes Indenture”), among the Company (as successor by merger to Hexion U.S. Finance Corp.), as issuer, certain of the Company’s Subsidiaries and Wilmington Trust, National Association, as trustee.

D. The Company is party to the Indenture, dated as of April 1, 2015 (as amended, restated, amended and restated, supplemented, waived and/or otherwise modified from time to time, the “10.00% First Lien Notes Indenture”), among the Company, as issuer, certain of the Company’s Subsidiaries and Wilmington Trust, National Association, as trustee.

E. The Company is party to the Indenture for the Company’s 10.375% First-Priority Senior Secured Notes due 2022, dated as of the date hereof (as amended, restated,

amended and restated, supplemented, waived and/or otherwise modified from time to time, the “New First Lien Notes Indenture”and, together with the 6.625% First Lien Notes Indenture and the 10.00% First Lien Notes Indenture, collectively, the “First Lien Notes Indentures”), among the Company, as issuer after giving effect to the Issuer’s Assumption (as defined therein), certain of the Company’s Subsidiaries and Wilmington Trust, National Association, as trustee.

F. The Company is party to the Indenture for the Company’s 13.75% Senior Secured Notes due 2022, dated as of the date hereof (as amended, restated, amended and restated, supplemented, waived and/or otherwise modified from time to time, the “New 1.5 Lien Notes Indenture”), among the Company, as issuer, certain of the Company’s Subsidiaries and the Trustee, pursuant to which the Notes are governed.

G. The Obligations of the Company and the other Grantors under the New 1.5 Lien Notes Indenture, the Notes and the other Noteholder Documents constitute Noteholder Claims and Second-Priority Claims hereunder. Each of the ABL Facility and the First Lien Notes Indentures is a “Senior Lender Document” hereunder, and the Obligations of the Company and the other Grantors under the ABL Facility and each of the First Lien Notes Indentures and the other Senior Lender Documents executed or delivered pursuant thereto constitute Senior Lender Claims hereunder.

Accordingly, in consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

Section 1. Definitions.

1.1. Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“6.625% First Lien Notes Indenture” shall have the meaning set forth in the recitals.

“10.00% First Lien Notes Indenture” shall have the meaning set forth in the recitals.

“ABL Agent” means JPMCB, in its capacity as administrative agent and collateral agent under the ABL Facility, together with its successors and assigns in such capacity.

“ABL Facility” shall have the meaning set forth in the recitals.

“Agreement” shall mean this Amended and Restated Intercreditor Agreement, as amended, restated, amended and restated, renewed, extended, supplemented or otherwise modified from time to time in accordance with the terms hereof.

“Bankruptcy Code” shall mean Title 11 of the United States Code, as amended.

“Bankruptcy Law” shall mean the Bankruptcy Code and any similar Federal, state or foreign law for the relief of debtors.

“Business Day” shall mean any day other than a Saturday, a Sunday or a day that is a legal holiday under the laws of the State of New York or on which banking institutions in the State of New York are required or authorized by law or other governmental action to close.

“Cash Management Obligations” shall mean, with respect to any Person, all obligations, whether now owing or hereafter arising, of such Person in respect of overdrafts and related liabilities owed to any other Person that arise from treasury, depositary or cash management services, including any automated clearing house transfers of funds or any similar transactions.

“Collateral Agent” shall mean Wilmington Trust, National Association, in its capacity as collateral agent under the Noteholder Collateral Agreement for the holders of Second-Priority Claims and its successors in such capacity.

“Common Collateral” shall mean all of the assets of any Grantor, whether real, personal or mixed, constituting both Senior Lender Collateral and Second-Priority Collateral.

“Company” shall have the meaning set forth in the preamble.

“Comparable Second-Priority Collateral Document” shall mean, in relation to any Common Collateral subject to any Lien created under any Senior Collateral Document, those Second-Priority Collateral Documents that create a Lien on such Common Collateral, granted by the same Grantor.

“Deposit Account” shall have the meaning set forth in the Uniform Commercial Code.

“Deposit Account Collateral” shall mean that part of the Common Collateral comprised of or contained in Deposit Accounts or Securities Accounts.

“DIP Financing” shall have the meaning set forth in Section 6.1.

“Discharge of Senior Lender Claims” shall mean, except to the extent otherwise provided in Section 5.7 below, payment in full in cash (except for contingent indemnities and cost and reimbursement obligations to the extent no claim has been made) of (a) all Obligations in respect of all outstanding Senior Lender Claims and, with respect to letters of credit or letter of credit guaranties outstanding thereunder, delivery of cash collateral or backstop letters of credit in respect thereof in compliance with each applicable Senior Credit Agreement, in each case after or concurrently with the termination of all commitments to extend credit thereunder and (b) any other Senior Lender Claims that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid. In the event the Senior Lender Claims are modified and the Obligations in respect thereof are paid over time or otherwise modified pursuant to Section 1129 of the Bankruptcy Code, the Senior Lender Claims shall be deemed to be discharged when the final payment is made in cash, in the manner provided for in the applicable plan of reorganization, in respect of such Obligations.

“Existing Second Lien Intercreditor Agreement” shall mean (i) the Amended and Restated Intercreditor Agreement, dated as of January 31, 2013, among JPMorgan Chase Bank, N.A., as senior-priority agent under the ABL Facility and intercreditor agent, Wilmington Trust, National Association, as senior-priority agent for the holders of the notes issued under the First Lien Indenture (as defined therein), Wilmington Trust, National Association (as successor by merger to Wilmington Trust FSB), as senior-priority agent for the holders of the notes issued under the 1.5 Lien Indenture (as defined therein), Wilmington Trust Company, as second-priority agent for the holders of the notes issued under the Second Secured Notes Indenture (as defined therein), the Company and each other Grantor party thereto, as amended, restated, amended and restated, supplemented or otherwise modified from time to time, or (ii) any other intercreditor agreement with terms not materially less favorable to the Collateral Agent, holders of outstanding “Senior Lender Claims” as defined in the Existing Second Lien Intercreditor Agreement, and the holders of the Notes than the terms of the intercreditor agreement referred to in clause (i) above, in each case, as determined by the Company in good faith, so long as the Company has delivered to the Intercreditor Agent, each Senior-Priority Agent and each Second-Priority Agent an Officers’ Certificate designating such intercreditor agreement as the “Existing Second Lien Intercreditor Agreement” hereunder and certifying that all requirements of this clause (ii) have been satisfied with respect thereto.

“First Lien Notes Indentures” shall have the meaning set forth in the recitals.

“Future Second-Lien Indebtedness” shall mean Indebtedness or Obligations (other than Noteholder Claims) of the Company or any of its Subsidiaries that are to be equally and ratably secured with the Noteholder Claims and are so designated by the Company as Future Second-Lien Indebtedness in accordance with Section 8.21 hereof; provided, however, that such Future Second-Lien Indebtedness is permitted to be so incurred in accordance with each Senior Lender Document and each Second-Priority Document, as applicable.

“Grantors” shall mean the Company and each of its Subsidiaries that has executed and delivered a Second-Priority Collateral Document or a Senior Collateral Document.

“Hedging Obligations” shall mean, with respect to any Person, all obligations and liabilities, whether now owing or hereafter arising, of such Person in respect of (a) currency exchange, interest rate or commodity swap agreements, currency exchange, interest rate or commodity cap agreements, and currency exchange, interest rate or commodity collar agreements and (b) other agreements or arrangements designed to protect such Person against fluctuations in currency exchange, interest rates or commodity prices.

“Holdings” shall have the meaning set forth in the preamble.

“Indebtedness” shall mean and include all obligations that constitute “Indebtedness” as defined in the New 1.5 Lien Notes Indenture or any Senior Credit Agreement.

“Indenture Secured Parties” shall mean the Persons holding Noteholder Claims, including the Trustee.

“Insolvency or Liquidation Proceeding” shall mean (a) any voluntary or involuntary case or proceeding under any Bankruptcy Law with respect to any Grantor, (b) any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding with respect to any Grantor or with respect to any of its assets, (c) any liquidation, dissolution, reorganization or winding up of any Grantor whether voluntary or involuntary and whether or not involving insolvency or bankruptcy or (d) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of any Grantor.

“Intellectual Property” shall have the meaning set forth in the Noteholder Collateral Agreement.

“Intercreditor Agent” shall mean JPMCB, in its capacity as agent for the Senior Lenders under the Senior Credit Agreement and the other Senior Lender Documents entered into pursuant to the Senior Credit Agreement, together with its successors (or such other agent or trustee as is designated “Intercreditor Agent” hereunder by Senior Lenders pursuant to the Senior Lender Documents) and permitted assigns under the Senior Credit Agreement exercising substantially the same rights and powers.

“JPMCB” shall have the meaning set forth in the preamble.

“Lien” shall mean, with respect to any asset, any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset.

“New First Lien Notes Indenture” shall have the meaning set forth in the recitals.

“Noteholder Claims” shall mean all Obligations in respect of the Notes or arising under the Noteholder Documents or any of them, including all fees and expenses of the Trustee thereunder.

“Noteholder Collateral” shall mean all of the assets of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted as security for any Noteholder Claim.

“Noteholder Collateral Agreement” shall mean the Collateral Agreement, dated as of the date hereof, among the Company, certain other domestic Grantors party thereto from time to time, the Trustee, each other authorized representative party thereto from time to time and the Collateral Agent, in respect of the New 1.5 Lien Notes Indenture, as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time in accordance with the provisions hereof and of the Noteholder Documents and any Future Second-Lien Indebtedness subject thereto from time to time.

“Noteholder Collateral Documents” shall mean the Noteholder Collateral Agreement and any other document or instrument pursuant to which a Lien is granted by any Grantor to secure any Noteholder Claims or under which rights or remedies with respect to any such Lien are governed.

“Noteholder Documents” shall mean (a) the New 1.5 Lien Notes Indenture, the Notes, the Noteholder Collateral Documents and (b) any other related document or instrument executed and delivered pursuant to any Noteholder Document described in clause (a) above evidencing or governing any Obligations thereunder.

“Notes” shall mean (a) the initial $225,000,000 in aggregate principal amount of 13.75% senior secured notes due 2022 issued by the Company pursuant to the New 1.5 Lien Notes Indenture and (b) any additional notes issued under the New 1.5 Lien Notes Indenture by the Company, to the extent permitted by the New 1.5 Lien Notes Indenture, each Senior Credit Agreement, any other Senior Lender Documents and any Second-Priority Document, as applicable.

“Obligations” shall mean, with respect to any Indebtedness, any and all obligations, whether now owing or hereafter arising, with respect to the payment of (a) any principal of or interest (including interest accrued on or accruing after the commencement of any Insolvency or Liquidation Proceeding, whether or not a claim for post-filing interest is allowed in such proceeding) or premium on any Indebtedness, including any reimbursement obligation in respect of any letter of credit or letter of credit guaranty, (b) any fees, indemnification obligations, expense reimbursement obligations or other liabilities payable under the documentation governing such Indebtedness, (c) any obligation to post cash collateral in respect of letters of credit or letter of credit guaranties and any other obligations and (d) with respect to any Indebtedness constituting Senior Lender Claims, any Cash Management Obligations or Hedging Obligations owing to any of the Senior Lenders holding such Senior Lender Claims or any affiliates thereof.

“Officers’ Certificate” shall have the meaning set forth in the New 1.5 Lien Notes Indenture.

“Other First Priority Lien Obligations” shall mean all Obligations owing under any Other First Priority Lien Obligations Document.

“Other First Priority Lien Obligations Agent” shall mean, with respect to any Other First Priority Lien Obligations Credit Document, the Person elected, designated or appointed as the administrative agent, trustee, collateral agent or similar representative with respect to such Other First Priority Lien Obligations Credit Document by or on behalf of the holders of such Other First Priority Lien Obligations, and its respective successors in such capacity.

“Other First Priority Lien Obligations Credit Document” shall mean any (a) instruments, agreements or documents evidencing debt facilities or commercial paper facilities, providing for revolving credit loans, term loans, receivables financing (including through the sale of receivables to lenders or to special purpose entities formed to borrow from lenders against such receivables) or letters of credit, (b) debt securities, indentures and/or other forms of debt financing (including convertible or exchangeable debt instruments or bank guarantees or bankers’ acceptances), or (c) instruments or agreements evidencing any other indebtedness, in each case in respect of which a Senior-Priority Agent has become a party hereto in accordance with Section 8.21 hereof.

“Other First Priority Lien Obligations Documents” shall mean each Other First Priority Lien Obligations Credit Document and each Other First Priority Lien Obligations Security Document related thereto.

“Other First Priority Lien Obligations Security Documents” shall mean any security agreement or any other document now existing or entered into after the date hereof that create Liens on any assets or properties of any Grantor to secure any Other First Priority Lien Obligations.

“Person” shall mean any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, entity or other party, including any government and any political subdivision, agency or instrumentality thereof.

“Pledged Collateral” shall mean the Common Collateral in the possession of the Possessory Collateral Agent (or its agents or bailees), to the extent that possession or control thereof perfects a Lien thereon under the Uniform Commercial Code of any jurisdiction.

“Possessory Collateral Agent” shall mean, with respect to any Pledged Collateral, the Intercreditor Agent or other Senior-Priority Agent having possession or control (including through its agents or bailees) of the same.

“Recovery” shall have the meaning set forth in Section 6.4.

“Refinance” shall mean, in respect of any indebtedness, to refinance, extend, renew, defease, amend, increase, modify, supplement, restructure, refund, replace or repay, or to issue other indebtedness or enter alternative financing arrangements, in exchange or replacement for such indebtedness (in whole or in part), including by adding or replacing lenders, creditors, agents, borrowers and/or guarantors, and including in each case, but not limited to, after the original instrument giving rise to such indebtedness has been terminated and including, in each case, through any credit agreement, indenture or other agreement. “Refinanced” and “Refinancing” have correlative meanings.

“Required Lenders” shall mean, with respect to any Senior Credit Agreement, those Senior Lenders the approval of which is required to approve an amendment or modification of, termination or waiver of any provision of or consent to any departure from such Senior Credit Agreement (or would be required to effect such consent under this Agreement if such consent were treated as an amendment of such Senior Credit Agreement).

“Second-Priority Agents” shall mean (a) the Trustee as agent for the Indenture Secured Parties and (b) the collateral agent for any Future Second-Lien Indebtedness.

“Second-Priority Claims” shall mean (a) the Noteholder Claims and all other Obligations in respect of, or arising under, the Second-Priority Documents, including all fees and expenses of the collateral agent for any Future Second-Lien Indebtedness and (b) Obligations under any agreement that is a Refinancing of any of the foregoing Second-Priority Claims so long as such Obligations are designated as such, and the applicable trustee, agent or other authorized representative joined hereto, in accordance with Section 8.21 hereof . Second-Priority Claims shall include (i) all “Obligations”, as defined in the Noteholder Collateral Agreement and

(ii) all interest, expenses, fees and other amounts accrued or accruing (or that would, absent the commencement of an Insolvency or Liquidation Proceeding, accrue) after the commencement of an Insolvency or Liquidation Proceeding in accordance with and at the rate specified in the relevant Second-Priority Documents whether or not the claim for such interest or expenses is allowed or allowable as a claim in such Insolvency or Liquidation Proceeding.

“Second-Priority Collateral” shall mean the Noteholder Collateral and all of the assets of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted as security for any Second-Priority Claims.

“Second-Priority Collateral Agreements” shall mean the Noteholder Collateral Agreement and any comparable agreement(s) with respect to any Future Second-Lien Indebtedness.

“Second-Priority Collateral Documents” shall mean the Noteholder Collateral Documents and any other agreement, document or instrument pursuant to which a Lien is now or hereafter granted securing any Second-Priority Claims or under which rights or remedies with respect to such Liens are at any time governed.

“Second-Priority Designated Agent” shall mean such agent or trustee as is designated “Second-Priority Designated Agent” by Second-Priority Secured Parties holding a majority in principal amount of the Second-Priority Claims then outstanding or by their Second-Priority Agent; it being understood that as of the date of this Agreement and for so long as any Obligations under the New 1.5 Lien Notes Indenture remain outstanding, the Trustee shall be so designated Second-Priority Designated Agent.

“Second-Priority Documents” shall mean the Noteholder Documents and any other document or instrument evidencing or governing any Future Second-Lien Indebtedness.

“Second-Priority Lien” shall mean any Lien on any assets of the Company or any other Grantor securing any Second-Priority Claims.

“Second-Priority Secured Parties” shall mean the Indenture Secured Parties and all other Persons holding any Second-Priority Claims, including the collateral agent for any Future Second-Lien Indebtedness.

“Securities Account” shall have the meaning set forth in the Uniform Commercial Code.

“Senior Collateral Agreement” shall mean the collective reference to (i) the Collateral Agreement, dated as of March 28, 2013 (as amended, restated, amended and restated, replaced, supplemented or otherwise modified from time to time), by and among the Company, each Subsidiary Party (as defined therein) party thereto and JPMCB, as collateral agent, and the other parties party thereto and (ii) the Collateral Agreement, dated as of March 28, 2013 (as amended, restated, amended and restated, replaced, supplemented or otherwise modified from time to time), by and among the Company, each Pledgor (as defined therein) party thereto and Wilmington Trust, National Association, as collateral agent, and the other parties party thereto.

“Senior Collateral Documents” shall mean the Senior Collateral Agreement, the Other First Priority Lien Obligations Security Documents and any security agreement, mortgage or other agreement, document or instrument pursuant to which a Lien is now or hereafter granted securing any Senior Lender Claims or under which rights or remedies with respect to such Liens are at any time governed.

“Senior Credit Agreement” shall mean the collective reference to the ABL Facility, the First Lien Notes Indentures and any other agreement governing any Other First-Priority Lien Obligations (including any Other First Priority Lien Obligations Credit Document) (or, if the context requires, each of the foregoing).

“Senior Lender Cash Management Obligations” shall mean any Cash Management Obligations secured by any Common Collateral under the Senior Collateral Documents.

“Senior Lender Claims” shall mean (a) all Obligations incurred by the Grantors pursuant to the ABL Facility, each of the First Lien Notes Indentures, the Other First-Priority Lien Obligations Credit Documents and the other Senior Lender Documents, (b) Senior Lender Hedging Obligations and Senior Lender Cash Management Obligations and (c) Obligations under any agreement that is a Refinancing of any of the foregoing Senior Lender Claims so long as such Obligations are designated as such, and the applicable trustee, agent or other authorized representative joined hereto, in accordance with Section 8.21 hereof. Senior Lender Claims shall include (i) all “Secured Obligations”, as defined in the Senior Collateral Agreement and (ii) all interest, expenses, fees and other amounts accrued or accruing (or that would, absent the commencement of an Insolvency or Liquidation Proceeding, accrue) after the commencement of an Insolvency or Liquidation Proceeding in accordance with and at the rate specified in the relevant Senior Lender Documents whether or not the claim for such interest or expenses is allowed or allowable as a claim in such Insolvency or Liquidation Proceeding.

“Senior Lender Collateral” shall mean all of the assets of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted as security for any Senior Lender Claim.

“Senior Lender Documents” shall mean each Senior Credit Agreement, the Senior Collateral Documents and each of the other agreements, documents and instruments (including each agreement, document or instrument providing for or evidencing a Senior Lender Hedging Obligation or Senior Lender Cash Management Obligation) providing for, evidencing or securing any Obligation under any Senior Credit Agreement and any other related document or instrument executed or delivered pursuant to any Senior Lender Document at any time or otherwise evidencing or securing any Indebtedness arising under any Senior Lender Document.

“Senior Lender Hedging Obligations” shall mean any Hedging Obligations secured by any Common Collateral under the Senior Collateral Documents.

“Senior Lenders” shall mean the Persons holding Senior Lender Claims, including Other First Priority Lien Obligations, and including the Senior-Priority Agents.

“Senior-Priority Agents” shall mean (a) the ABL Agent and each trustee under each First Lien Notes Indenture and (b) each agent or trustee for any other Senior Lender Claims, including Other First Priority Lien Obligations.

“Subsidiary” shall mean any “Subsidiary” of the Company as defined in the New 1.5 Lien Notes Indenture.

“Trustee” shall mean Wilmington Trust, National Association, in its capacity as trustee under the New 1.5 Lien Notes Indenture and its successors in such capacity.

“Uniform Commercial Code” or “UCC” shall mean the Uniform Commercial Code as from time to time in effect in the State of New York.

1.2. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified in accordance with this Agreement, the Second-Priority Documents and the Senior Lender Documents, (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Sections shall be construed to refer to Sections of this Agreement and (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

Section 2. Lien Priorities.

2.1. Subordination of Liens. Notwithstanding the date, time, manner or order of filing or recordation of any document or instrument or grant, attachment or perfection of any Liens granted to the Second-Priority Secured Parties on the Common Collateral or of any Liens granted to the Intercreditor Agent or the Senior Lenders on the Common Collateral and notwithstanding any provision of the UCC, or any applicable law or the Second-Priority Documents or the Senior Lender Documents or any other circumstance whatsoever, each Second-Priority Agent, on behalf of itself and each applicable Second-Priority Secured Party, hereby agrees that: (a) any Lien on the Common Collateral securing any Senior Lender Claims now or hereafter held by or on behalf of the Intercreditor Agent or any Senior Lenders or any agent or trustee therefor regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall have priority over and be senior in all respects and prior to any Lien on the Common Collateral securing any Second-Priority Claims, (b) any Lien on the Common Collateral securing any Second-Priority Claims now or hereafter held by or on behalf of the Trustee, the Collateral Agent or any Second-Priority Secured Parties or any agent or trustee therefor regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens on the Common Collateral securing any Senior Lender Claims and (c) subject to the terms of Section 8.22, with respect to any Second-Priority Claims (and as between the Second-Priority Agents and the Second-Priority Secured Parties), the Liens on the Common Collateral securing any Second-Priority Claims now or hereafter held by or on behalf of the Trustee, the Collateral Agent or any Second-Priority Secured Party or any agent or trustee therefor regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall rank equally and ratably in all respects. All Liens on the Common Collateral securing any Senior Lender Claims shall be and remain senior in all respects and prior to all Liens on the Common Collateral securing any Second-Priority Claims for all purposes, whether or not such Liens securing any Senior Lender Claims are subordinated to any Lien securing any other obligation of the Company, any other Grantor or any other Person.

2.2. Prohibition on Contesting Liens. Each Second-Priority Agent, for itself and on behalf of each applicable Second-Priority Secured Party, and each Senior-Priority Agent, for itself and on behalf of each applicable Senior Lender, agrees that it shall not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the validity, perfection, priority, validity or enforceability of (a) a Lien securing any Senior Lender Claims held (or purported to be held) by or on behalf of the Intercreditor Agent or any of the Senior Lenders or any agent or trustee therefor in any Senior Lender Collateral or (b) a Lien securing any Second-Priority Claims held (or purported to be held) by or on behalf of any Second-Priority Secured Party in the Common Collateral, as the case may be; provided, however, that nothing in this Agreement shall be construed to prevent or impair the rights of the Intercreditor Agent or any Senior Lender to enforce this Agreement (including the priority of the Liens securing the Senior Lender Claims as provided in Section 2.1) or any of the Senior Lender Documents.

2.3. No New Liens. Subject to Section 11.03 of the New 1.5 Lien Notes Indenture and the corresponding provision of any Second-Priority Document relating to Future Second-Lien Indebtedness, so long as the Discharge of Senior Lender Claims has not occurred, the parties hereto agree that, after the date hereof, if any Second-Priority Agent shall hold any Lien on any assets of the Company or any other Grantor securing any Second-Priority Claims that are not also subject to the first-priority Lien in respect of the Senior Lender Claims under the Senior Lender Documents, such Second-Priority Agent shall notify the Intercreditor Agent promptly upon becoming aware thereof and, upon demand by the Intercreditor Agent or the Company, will assign or release such Lien to the Intercreditor Agent (and/or its designee) as security for the applicable Senior Lender Claims (in the case of an assignment, each Second-Priority Agent may retain a junior lien on such assets subject to the terms hereof). Subject to Section 11.03 of the New 1.5 Lien Notes Indenture and the corresponding provision of any Second-Priority Document relating to Future Second-Lien Indebtedness, each Second-Priority Agent agrees that, after the date hereof, if it shall hold any Lien on any assets of the Company or any other Grantor securing any Second-Priority Claims that are not also subject to the Lien in favor of the other Second-Priority Agent, such Second-Priority Agent shall notify any other Second-Priority Agent promptly upon becoming aware thereof.

2.4. Perfection of Liens. Neither the Intercreditor Agent nor the Senior Lenders shall be responsible for perfecting and maintaining the perfection of Liens with respect to the

Common Collateral for the benefit of the Second-Priority Agents and the Second-Priority Secured Parties. The provisions of this Intercreditor Agreement are intended solely to govern the respective Lien priorities as between the Senior Lenders and the Second-Priority Secured Parties and shall not impose on the Intercreditor Agent, the Second-Priority Agents, the Second-Priority Secured Parties or the Senior Lenders or any agent or trustee therefor any obligations in respect of the disposition of proceeds of any Common Collateral which would conflict with prior perfected claims therein in favor of any other Person or any order or decree of any court or governmental authority or any applicable law.

2.5. Nature Of Senior Lender Claims. Each Second-Priority Agent, on behalf of itself and each applicable Second-Priority Secured Party, acknowledges that (a) a portion of the Senior Lender Claims is revolving in nature and that the amount thereof that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed, (b) the terms of the Senior Lender Documents and the Senior Lender Claims may be amended, restated, amended and restated, supplemented or otherwise modified, and the Senior Lender Claims, or a portion thereof, may be Refinanced from time to time and (c) the aggregate amount of the Senior Lender Claims may be increased, in each case, without notice to or consent by the Second-Priority Agents or the Second-Priority Secured Parties and without affecting the provisions hereof, except as otherwise expressly set forth herein. The Lien priorities provided for in Section 2.1 shall not be altered or otherwise affected by any amendment, restatement, amendment and restatement, supplement or other modification, or any Refinancing, of either the Senior Lender Claims or the Second-Priority Claims, or any portion thereof, that, in each case, complies with the terms of the applicable Senior Lender Documents and Second-Priority Documents. As between the Company, the other Grantors and the Second-Priority Secured Parties, the foregoing provisions will not limit or otherwise affect the obligations of the Company and the other Grantors contained in any Second-Priority Document with respect to the incurrence of additional Senior Lender Claims.

Section 3. Enforcement.

3.1. Exercise of Remedies.

(a) So long as the Discharge of Senior Lender Claims has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor, (i) no Second-Priority Agent or any Second-Priority Secured Party will (x) exercise or seek to exercise any rights or remedies (including setoff) with respect to any Common Collateral in respect of any applicable Second-Priority Claims, institute any action or proceeding with respect to such rights or remedies (including any action of foreclosure), (y) contest, protest or object to any foreclosure proceeding or action brought with respect to the Common Collateral by the Intercreditor Agent or any Senior Lender in respect of the Senior Lender Claims, the exercise of any right by the Intercreditor Agent or any Senior Lender (or any agent or sub-agent on their behalf) in respect of the Senior Lender Claims under any lockbox agreement, control agreement, landlord waiver or bailee’s letter or similar agreement or arrangement to which any Second-Priority

Agent or any Second-Priority Secured Party either is a party or may have rights as a third party beneficiary, or any other exercise by any such party, of any rights and remedies relating to the Common Collateral under the Senior Lender Documents or otherwise in respect of Senior Lender Claims, or (z) object to the forbearance by the Senior Lenders from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the Common Collateral in respect of Senior Lender Claims and (ii) except as otherwise provided herein, the Intercreditor Agent and the Senior Lenders shall have the exclusive right to enforce rights, exercise remedies (including setoff and the right to credit bid their debt) and make determinations regarding the release, disposition or restrictions with respect to the Common Collateral without any consultation with or the consent of any Second-Priority Agent or any Second-Priority Secured Party; provided, however, that (A) in any Insolvency or Liquidation Proceeding commenced by or against the Company or any other Grantor, each Second-Priority Agent may file a claim or statement of interest with respect to the applicable Second-Priority Claims and (B) each Second-Priority Agent may take any action (not adverse to the prior Liens on the Common Collateral securing the Senior Lender Claims, or the rights of the Intercreditor Agent or the Senior Lenders to exercise remedies in respect thereof) in order to create, prove, perfect, preserve or protect (but not enforce) its rights in, and perfection and priority of its Lien on, the Common Collateral. In exercising rights and remedies with respect to the Senior Lender Collateral, the Intercreditor Agent and the Senior Lenders may enforce the provisions of the Senior Lender Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion. Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of Common Collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured lender under the Uniform Commercial Code of any applicable jurisdiction and of a secured creditor under Bankruptcy Laws of any applicable jurisdiction.

(b) So long as the Discharge of Senior Lender Claims has not occurred, each Second-Priority Agent, on behalf of itself and each applicable Second-Priority Secured Party, agrees that it will not, in the context of its role as secured creditor, take or receive any Common Collateral or any proceeds of Common Collateral in connection with the exercise of any right or remedy (including setoff) with respect to any Common Collateral in respect of the applicable Second-Priority Claims. Without limiting the generality of the foregoing, unless and until the Discharge of Senior Lender Claims has occurred, except as expressly provided in the proviso in clause (ii) of Section 3.1(a), the sole right of the Second-Priority Agents and the Second-Priority Secured Parties with respect to the Common Collateral is to hold a Lien on the Common

Collateral in respect of the applicable Second-Priority Claims pursuant to the Second-Priority Documents, as applicable, for the period and to the extent granted therein and to receive a share of the proceeds thereof, if any, after the Discharge of Senior Lender Claims has occurred.

(c) Subject to the proviso in clause (ii) of Section 3.1(a), (i) each Second-Priority Agent, for itself and on behalf of each applicable Second-Priority Secured Party, agrees that no Second-Priority Agent or any Second-Priority Secured Party will take any action that would hinder any exercise of remedies undertaken by the Intercreditor Agent or the Senior Lenders with respect to the Common Collateral under the Senior Loan Documents, including any sale, lease, exchange, transfer or other disposition of the Common Collateral, whether by foreclosure or otherwise, and (ii) each Second-Priority Agent, for itself and on behalf of each applicable Second-Priority Secured Party, hereby waives any and all rights it or any Second-Priority Secured Party may have as a junior lien creditor or otherwise to object to the manner in which the Intercreditor Agent or the Senior Lenders seek to enforce or collect the Senior Lender Claims or the Liens granted in any of the Senior Lender Collateral, regardless of whether any action or failure to act by or on behalf of the Intercreditor Agent or Senior Lenders is adverse to the interests of the Second-Priority Secured Parties.

(d) Each Second-Priority Agent hereby acknowledges and agrees that no covenant, agreement or restriction contained in any applicable Second-Priority Document shall be deemed to restrict in any way the rights and remedies of the Intercreditor Agent or the Senior Lenders with respect to the Senior Lender Collateral as set forth in this Agreement and the Senior Lender Documents.

3.2. Cooperation. Subject to the proviso in clause (ii) of Section 3.1(a), each Second-Priority Agent, on behalf of itself and each applicable Second-Priority Secured Party, agrees that, unless and until the Discharge of Senior Lender Claims has occurred, it will not commence, or join with any Person (other than the Senior Lenders and the Intercreditor Agent upon the request thereof) in commencing, any enforcement, collection, execution, levy or foreclosure action or proceeding with respect to any Lien held by it in the Common Collateral under any of the applicable Second-Priority Documents or otherwise in respect of the applicable Second-Priority Claims.

Section 4. Payments.

4.1. Application of Proceeds. After an event of default under any Senior Credit Agreement has occurred with respect to which the Intercreditor Agent has provided written notice to each Second-Priority Agent, and until such event of default is cured or waived, so long as the Discharge of Senior Lender Claims has not occurred, the Common Collateral or proceeds thereof received in connection with the sale or other disposition of, or collection on, such Common Collateral upon the exercise of remedies, shall be applied by the Intercreditor Agent to the Senior Lender Claims in such order as specified in the relevant Senior Lender Documents until the Discharge of Senior Lender Claims has occurred. Upon the Discharge of Senior Lender Claims, the Intercreditor Agent shall deliver promptly to the Second-Priority Designated Agent any Common Collateral or proceeds thereof held by it in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct to be applied by the Second-Priority Designated Agent ratably to the Second-Priority Claims and, with respect to each class of Second-Priority Claims, in such order as specified in the relevant Second-Priority Documents.

4.2. Payments Over. Any Common Collateral or proceeds thereof received by any Second-Priority Agent or any Second-Priority Secured Party in connection with the exercise of any right or remedy (including setoff) relating to the Common Collateral in contravention of this Agreement shall be segregated and held in trust for the benefit of and forthwith paid over to the Intercreditor Agent (and/or its designees) for the benefit of the applicable Senior Lenders in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. The Intercreditor Agent is hereby authorized to make any such endorsements as agent for any Second-Priority Agent or any such Second-Priority Secured Party. This authorization is coupled with an interest and is irrevocable.

Section 5. Other Agreements.

5.1. Releases.

(a) If, at any time any Grantor or the holder of any Senior Lender Claim delivers written notice to each Second-Priority Agent that any specified Common Collateral (including all or substantially all of the equity interests of a Grantor or any of its Subsidiaries) is sold, transferred or otherwise disposed of:

(i) by the owner of such Common Collateral in a transaction permitted under each Senior Credit Agreement, the New 1.5 Lien Notes Indenture and each other Second-Priority Document (if any); or

(ii) during the existence of any Event of Default under (and as defined in) any Senior Credit Agreement to the extent the Intercreditor Agent has consented to such sale, transfer or disposition:

then (whether or not any Insolvency or Liquidation Proceeding is pending at the time) the Liens in favor of the Second-Priority Secured Parties upon such Collateral will automatically be released and discharged as and when, but only to the extent, such Liens on such Collateral securing Senior Lender Claims are released and discharged. Upon delivery to each Second-Priority Agent of a written notice from the Intercreditor Agent stating that any release of Liens securing or supporting the Senior Lender Claims has become effective (or shall become effective upon each Second-Priority Agent’s release), each Second-Priority Agent will promptly execute and deliver such instruments, releases, termination statements or other documents confirming such release on customary terms. In the case of the sale of all or substantially all of the equity interests of a Grantor or any of its Subsidiaries, the guarantee in favor of the Second-Priority

Secured Parties, if any, made by such Grantor or Subsidiary will automatically be released and discharged as and when, but only to the extent, the guarantee by such Grantor or Subsidiary of Senior Lender Claims is released and discharged.

(b) Each Second-Priority Agent, for itself and on behalf of each applicable Second-Priority Secured Party, hereby irrevocably constitutes and appoints the Intercreditor Agent and any officer or agent of the Intercreditor Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of each Second-Priority Agent or such holder or in the Intercreditor Agent’s own name, from time to time in the Intercreditor Agent’s discretion, for the purpose of carrying out the terms of this Section 5.1, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Section 5.1, including any termination statements, endorsements or other instruments of transfer or release.

(c) Unless and until the Discharge of Senior Lender Claims has occurred, each Second-Priority Agent, for itself and on behalf of each applicable Second-Priority Secured Party, hereby consents to the application, whether prior to or after a default, of Deposit Account Collateral or proceeds of Common Collateral to the repayment of Senior Lender Claims pursuant to the Senior Credit Agreement; provided that nothing in this Section 5.1(c) shall be construed to prevent or impair the rights of the Second-Priority Agents or the Second-Priority Secured Parties to receive proceeds in connection with the Second-Priority Claims not otherwise in contravention of this agreement.

5.2. Insurance. Unless and until the Discharge of Senior Lender Claims has occurred, the Intercreditor Agent and the Senior Lenders shall have the sole and exclusive right, subject to the rights of the Grantors under the Senior Lender Documents, to adjust settlement for any insurance policy covering the Common Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding affecting the Common Collateral. Unless and until the Discharge of Senior Lender Claims has occurred, all proceeds of any such policy and any such award if in respect of the Common Collateral shall be paid (a) first, prior to the occurrence of the Discharge of Senior Lender Claims, to the Intercreditor Agent for the benefit of Senior Lenders pursuant to the terms of the Senior Lender Documents, (b) second, after the occurrence of the Discharge of Senior Lender Claims, to the Second-Priority Agents for the benefit of the Second-Priority Secured Parties pursuant to the terms of the applicable Second-Priority Documents and (c) third, if no Second-Priority Obligations are outstanding, to the owner of the subject property, such other person as may be entitled thereto or as a court of competent jurisdiction may otherwise direct. If any Second-Priority Agent or any Second-Priority Secured Party shall, at any time, receive any proceeds of any such insurance policy or any such award in contravention of this Agreement, it shall pay such proceeds over to the Intercreditor Agent in accordance with the terms of Section 4.2.

5.3. Amendments to Second-Priority Collateral Documents.

(a) Without the prior written consent of the Intercreditor Agent and the Required Lenders, no Second-Priority Collateral Document may be amended, supplemented or otherwise modified or entered into to the extent such amendment, supplement or modification, or the terms of any new Second-Priority Collateral Document, would be prohibited by or inconsistent with any of the terms of this Agreement. Each Second-Priority Agent agrees that each applicable Second-Priority Collateral Document shall include the following language (or language to similar effect approved by the Intercreditor Agent):

“Notwithstanding anything herein to the contrary, (i) the liens and security interests granted to the [applicable Second-Priority Agent] pursuant to this Agreement are expressly subject and subordinate to the liens and security interests granted to (a) JPMorgan Chase Bank, N.A. (“JPMCB”), as administrative agent and collateral agent (and its permitted successors) pursuant to the Collateral Agreement, dated as of March 28, 2013 (as amended, restated, amended and restated, replaced, supplemented or otherwise modified from time to time), by and among Hexion Inc. (the “Company”), each Subsidiary Party (as defined therein) party thereto and JPMCB, as collateral agent, and the other parties party thereto, (b) Wilmington Trust, National Association, as collateral agent (and its permitted successors) pursuant to the Collateral Agreement, dated as of March 28, 2013 (as amended, restated, amended and restated, replaced, supplemented or otherwise modified from time to time), by and among the Company, each Pledgor (as defined therein) party thereto and Wilmington Trust, National Association, as trustee and collateral agent, and the other parties party thereto, or (c) any agent or trustee for any other Senior Lenders (as defined in the Intercreditor Agreement referred to below), and (ii) the exercise of any right or remedy by the [applicable Second-Priority Agent] hereunder is subject to the limitations and provisions of the Amended and Restated Intercreditor Agreement, dated as of February 8, 2017 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), by and among JPMCB, as intercreditor agent, Wilmington Trust, National Association, as trustee and as collateral agent, JPMCB, as senior-priority agent for the secured parties under the ABL Facility referred to therein, Wilmington Trust, National Association, as senior-priority agent for the holders of the notes issued under the 6.625% First Lien Notes Indenture referred to therein, Wilmington Trust, National Association, as senior-priority agent for the holders of the notes issued under the 10.00% First Lien Notes Indenture referred to therein, Wilmington Trust, National Association, as senior-priority agent for the holders of the notes issued under the New First Lien Notes Indenture referred to therein, Hexion LLC, the Company and each other party from time to time party thereto. In the event of any conflict between the terms of the Intercreditor Agreement and the terms of this Agreement, the terms of the Intercreditor Agreement shall govern”.

(b) In the event that the Intercreditor Agent or the Senior Lenders enter into any amendment, waiver or consent in respect of or replace any of the Senior Collateral Documents for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any Senior Collateral Document or changing in any manner the rights of the Intercreditor Agent, the Senior Lenders, the Company or any other Grantor thereunder (including the release of any Liens in Senior Lender Collateral), then such amendment, waiver or consent shall apply automatically to any comparable provision of each Comparable Second-Priority Collateral Document without the consent of any Second-Priority Agent or any Second-Priority Secured Party and without any action by any Second-Priority Agent, Second-Priority Secured Party, the Company or any other Grantor; provided, however, that (A) such amendment, waiver or consent does not affect the rights, duties, privileges, protections, indemnities, immunities or obligations of the Second-Priority Agent and does not materially adversely affect the rights of the Second-Priority Secured Parties or the interests of the Second-Priority Secured Parties in the Second-Priority Collateral and not the Intercreditor Agent or the Senior Lenders, as the case may be, that have a security interest in the affected collateral in a like or similar manner, and (B) written notice of such amendment, waiver or consent shall have been given to each Second-Priority Agent.

5.4. Rights As Unsecured Creditors. Notwithstanding anything to the contrary in this Agreement, the Second-Priority Agents and the Second-Priority Secured Parties may exercise rights and remedies as an unsecured creditor against the Company or any Subsidiary that has guaranteed the Second-Priority Claims in accordance with the terms of the applicable Second-Priority Documents and applicable law. Nothing in this Agreement shall prohibit the receipt by any Second-Priority Agent or any Second-Priority Secured Party of the required payments of interest and principal so long as such receipt is not the direct or indirect result of the exercise by any Second-Priority Agent or any Second-Priority Secured Party of rights or remedies as a secured creditor in respect of Common Collateral or enforcement in contravention of this Agreement of any Lien in respect of Second-Priority Claims held by any of them. In the event any Second-Priority Agent or any Second-Priority Secured Party becomes a judgment lien creditor in respect of Common Collateral as a result of its enforcement of its rights as an unsecured creditor in respect of Second-Priority Claims, such judgment lien shall be subordinated to the Liens securing Senior Lender Claims on the same basis as the other Liens securing the Second-Priority Claims are so subordinated to such Liens securing Senior Lender Claims under this Agreement. Nothing in this Agreement impairs or otherwise adversely affects any rights or remedies the Intercreditor Agent or the Senior Lenders may have with respect to the Senior Lender Collateral.

5.5. Possessory Collateral Agent as Gratuitous Bailee for Perfection.

(a) Each Possessory Collateral Agent agrees to hold the Pledged Collateral that is part of the Common Collateral in its possession or control (or in the possession or control of its agents or bailees) as gratuitous bailee for each Second-Priority Agent and any assignee solely for the purpose of perfecting the security interest granted in such Pledged Collateral pursuant to the Second-Priority Collateral Agreements, subject to the terms and conditions of this Section 5.5.

(b) Each Possessory Collateral Agent agrees to hold the Deposit Account Collateral that is part of the Common Collateral and controlled by such Possessory Collateral Agent as gratuitous bailee for each Second-Priority Agent and any assignee solely for the purpose of perfecting the security interest granted in such Deposit Account Collateral pursuant to the Second-Priority Collateral Agreements, subject to the terms and conditions of this Section 5.5.

(c) In the event that any Possessory Collateral Agent (or its agent or bailees) has Lien filings against Intellectual Property that is part of the Common Collateral that are necessary for the perfection of Liens in such Common Collateral, such Possessory Collateral Agent agrees to hold such Liens as gratuitous bailee for each Second-Priority Agent and any assignee solely for the purpose of perfecting the security interest granted in such Liens pursuant to the Second-Priority Collateral Agreements, subject to the terms and conditions of this Section 5.5.

(d) Except as otherwise specifically provided herein (including Sections 3.1 and 4.1), until the Discharge of Senior Lender Claims has occurred, each Possessory Collateral Agent shall be entitled to deal with the Pledged Collateral in accordance with the terms of the Senior Lender Documents as if the Liens under the Second-Priority Collateral Documents did not exist. The rights of the Second-Priority Agents and the Second-Priority Secured Parties with respect to such Pledged Collateral shall at all times be subject to the terms of this Agreement.

(e) No Possessory Collateral Agent shall have any obligation whatsoever to any Second-Priority Agent or any Second-Priority Secured Party to assure that the Pledged Collateral is genuine or owned by the Grantors or to protect or preserve rights or benefits of any Person or any rights pertaining to the Common Collateral except as expressly set forth in this Section 5.5. The duties or responsibilities of each Possessory Collateral Agent under this Section 5.5 shall be limited solely to holding the Pledged Collateral as gratuitous bailee for each Second-Priority Agent for purposes of perfecting the Lien held by the Second-Priority Secured Parties.

(f) No Possessory Collateral Agent shall have, by reason of the Second-Priority Collateral Documents or this Agreement or any other document, a fiduciary relationship in respect of any Second-Priority Agent or any Second-Priority Secured Party and the Second-Priority Agents and the Second-Priority Secured Parties hereby waive and release each Possessory Collateral Agent from all claims and liabilities arising pursuant to any Possessory Collateral Agent’s role under this Section 5.5, as agent and gratuitous bailee with respect to the Common Collateral.

(g) Upon the Discharge of Senior Lender Claims, each Possessory Collateral Agent shall deliver to the Second-Priority Designated Agent, to the extent that it is legally permitted to do so, the remaining Pledged Collateral (if any) and the Deposit Account Collateral (if any) together with any necessary endorsements (or otherwise allow the Second-Priority Designated Agent to obtain control of such Pledged Collateral and Deposit Account Collateral) or as a court of competent jurisdiction may otherwise direct. The Company shall take such further action as is required to effectuate the transfer contemplated hereby and shall indemnify each Possessory Collateral Agent for loss or damage suffered by such Possessory Collateral Agent as a result of such transfer except for loss or damage suffered by such Possessory Collateral Agent as a result of its own willful misconduct, gross negligence or bad faith. No Possessory Collateral Agent has any obligation to follow instructions from any Second-Priority Agent in contravention of this Agreement.

(h) Neither the Possessory Collateral Agents nor the Senior Lenders shall be required to marshal any present or future collateral security for the Company’s or its Subsidiaries’ obligations to the Possessory Collateral Agents or the Senior Lenders under the Senior Credit Agreement or the Senior Collateral Documents or any assurance of payment in respect thereof or to resort to such collateral security or other assurances of payment in any particular order, and all of their rights in respect of such collateral security or any assurance of payment in respect thereof shall be cumulative and in addition to all other rights, however existing or arising.

5.6. Second-Priority Designated Agent as Gratuitous Bailee for Perfection.

(a) Upon the Discharge of Senior Lender Claims, the Second-Priority Designated Agent agrees to hold the Pledged Collateral that is part of the Common Collateral in its possession or control (or in the possession or control of its agents or bailees) as gratuitous bailee for the other Second-Priority Agents and any assignee solely for the purpose of perfecting the security interest granted in such Pledged Collateral pursuant to the applicable Second-Priority Collateral Agreement, subject to the terms and conditions of this Section 5.6.

(b) Upon the Discharge of Senior Lender Claims, the Second-Priority Designated Agent agrees to hold the Deposit Account Collateral that is part of the Common Collateral and controlled by the Second-Priority Designated Agent as gratuitous bailee for the other Second-Priority Agents and any assignee solely for the purpose of perfecting the security interest granted in such Deposit Account Collateral pursuant to the applicable Second-Priority Collateral Agreement, subject to the terms and conditions of this Section 5.6.

(c) In the event that the Second-Priority Designated Agent (or its agent or bailees) has Lien filings against Intellectual Property that is part of the Common Collateral that are necessary for the perfection of Liens in such Common Collateral, upon the Discharge of Senior Lender Claims, the Second-Priority Designated Agent agrees to hold such Liens as gratuitous bailee for the other Second-Priority Agents and any assignee solely for the purpose of perfecting the security interest granted in such Liens pursuant to the applicable Second-Priority Collateral Agreement, subject to the terms and conditions of this Section 5.6.

(d) The Second-Priority Designated Agent, in its capacity as gratuitous bailee, shall have no obligation whatsoever to the other

Second-Priority Agents to assure that the Pledged Collateral is genuine or owned by the Grantors or to protect or preserve rights or benefits of any Person or any rights pertaining to the Common Collateral except as expressly set forth in this Section 5.6. The duties or responsibilities of the Second-Priority Designated Agent under this Section 5.6 upon the Discharge of Senior Lender Claims shall be limited solely to holding the Pledged Collateral as gratuitous bailee for the other Second-Priority Agents for purposes of perfecting the Lien held by the applicable Second-Priority Secured Parties.

(e) The Second-Priority Designated Agent shall not have by reason of the Second-Priority Collateral Documents or this Agreement or any other document a fiduciary relationship in respect of the other Second-Priority Agents (or the Second-Priority Secured Parties for which such other Second-Priority Agents is agent) and the other Second-Priority Agents hereby waive and release the Second-Priority Designated Agent from all claims and liabilities arising pursuant to the Second-Priority Designated Agent’s role under this Section 5.6, as agent and gratuitous bailee with respect to the Common Collateral.

(f) In the event that the Second-Priority Designated Agent shall cease to be so designated the Second-Priority Designated Agent pursuant to the definition of such term, the then Second-Priority Designated Agent shall deliver to the successor Second-Priority Designated Agent, to the extent that it is legally permitted to do so, the remaining Pledged Collateral (if any) and the Deposit Account Collateral (if any) together with any necessary endorsements (or otherwise allow the successor Second-Priority Designated Agent to obtain control of such Pledged Collateral and Deposit Account Collateral) or as a court of competent jurisdiction may otherwise direct, and such successor Second-Priority Designated Agent shall perform all duties of the Second-Priority Designated Agent as set forth herein. The Company shall take such further action as is required to effectuate the transfer contemplated hereto and shall indemnify the Second-Priority Designated Agent for loss or damage suffered by the Second-Priority Designated Agent as a result of such transfer except for loss or damage suffered by the Second-Priority Designated Agent as a result of its own willful misconduct or gross negligence. The Second-Priority Designated Agent has no obligation to follow instructions from the successor Second-Priority Designated Agent in contravention of this Agreement.

5.7. When Discharge of Senior Lender Claims Deemed to Not Have Occurred. If, at any time after the Discharge of Senior Lender Claims has occurred, the Company incurs any Indebtedness in connection with a Refinancing, or incurs any Indebtedness that has been designated in an Officers’ Certificate to the Intercreditor Agent and the Second-Priority Designated Agent as Senior Lender Claims hereunder, then, in each case, such Discharge of Senior Lender Claims shall automatically be deemed not to have occurred for all purposes of this

Agreement (other than with respect to any actions taken prior to the date of such designation as a result of the occurrence of such first Discharge of Senior Lender Claims), and the applicable agreement governing such Senior Lender Claims shall automatically be treated as a Senior Credit Agreement for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Common Collateral set forth herein and the granting by the Intercreditor Agent of amendments, waivers and consents hereunder, provided the agent, representative or trustee in respect of such Indebtedness executes and delivers a joinder to this Agreement in accordance with Section 8.21. Upon receipt of such designation (including the identity of the new Intercreditor Agent), each Second-Priority Agent shall promptly (i) enter into such documents and agreements (at the expense of the Company), including amendments or supplements to this Agreement, in accordance with Section 8.21 hereof, as the Company or such new Intercreditor Agent shall reasonably request in writing in order to provide the new Intercreditor Agent the rights of the Intercreditor Agent contemplated hereby and (ii) to the extent then held by any Second-Priority Agent, deliver to the Intercreditor Agent the Pledged Collateral that is Common Collateral together with any necessary endorsements (or otherwise allow such Intercreditor Agent to obtain possession or control of such Pledged Collateral).

5.8. No Release If Event of Default. Notwithstanding any other provisions contained in this Agreement, if an Event of Default (as defined in the New 1.5 Lien Notes Indenture or any other Second-Priority Document, as applicable) exists on the date on which all Senior Lender Claims are repaid in full and terminated (including all commitments and letters of credit thereunder), the second-priority Liens on the Second-Priority Collateral securing the Second-Priority Claims relating to such Event of Default will not be released, except to the extent such Collateral or any portion thereof was disposed of in order to repay the Senior Lender Claims secured by such Collateral, and thereafter the Second-Priority Designated Agent will have the right to direct the Intercreditor Agent to foreclose upon such Collateral (but in any such event, the Liens on such Collateral securing the applicable Second-Priority Claims will be released when such Event of Default and all other Events of Default under the New 1.5 Lien Notes Indenture or any other Second-Priority Document, as applicable, cease to exist).

Section 6. Insolvency or Liquidation Proceedings.

6.1. Financing Issues. If the Company or any other Grantor shall be subject to any Insolvency or Liquidation Proceeding and the Intercreditor Agent shall desire to permit the use of cash collateral or to permit the Company or any other Grantor to obtain financing under Section 363 or Section 364 of the Bankruptcy Code or any similar provision in any Bankruptcy Law (“DIP Financing”), then each Second-Priority Agent, on behalf of itself and each applicable Second-Priority Secured Party, agrees that it will raise no (a) objection to (and will not otherwise contest) such use of cash collateral or DIP Financing and will not request adequate protection or any other relief in connection therewith (except to the extent permitted by the proviso in clause (ii) of Section 3.1(a) and Section 6.3) and, to the extent the Liens securing the Senior Lender Claims under the Senior Credit Agreement or under any other Senior Lender Documents are subordinated or pari passu with such DIP Financing, will subordinate its Liens in the Common Collateral to such DIP Financing (and all Obligations relating thereto) on the same basis as the other Liens securing the Second-Priority Claims are so subordinated to Liens securing Senior Lender Claims under this Agreement, (b) objection to (and will not otherwise contest) any motion for relief from the automatic stay or from any injunction against foreclosure or enforcement in respect of Senior Lender Claims made by the Intercreditor Agent or any holder of Senior Lender Claims, (c) objection to (and will not otherwise contest) any lawful exercise by any holder of Senior Lender Claims of the right to credit bid Senior Lender Claims at any sale in foreclosure of Senior Lender Collateral, (d) objection to (and will not otherwise contest) any other request for judicial relief made in any court by any holder of Senior Lender Claims relating to the lawful enforcement of any Lien on Senior Lender Collateral or (e) objection to (and will not otherwise contest) any order relating to a sale of assets of any Grantor for which the Intercreditor Agent has consented that provides, to the extent the sale is to be free and clear of Liens, that the Liens securing the Senior Lender Claims and the Second-Priority Claims will attach to the proceeds of the sale on the same basis of priority as the Liens securing the Senior Lender Collateral rank to the Liens securing the Second-Priority Collateral in accordance with this Agreement.

6.2. Relief from the Automatic Stay. Until the Discharge of Senior Lender Claims has occurred, each Second-Priority Agent, on behalf of itself and each applicable Second-Priority Secured Party, agrees that none of them shall seek relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of the Common Collateral, without the prior written consent of the Intercreditor Agent and the Required Lenders.

6.3. Adequate Protection. Each Second-Priority Agent, on behalf of itself and each applicable Second-Priority Secured Party, agrees that none of them shall contest (or support any other Person contesting) (a) any request by the Intercreditor Agent or the Senior Lenders for adequate protection or (b) any objection by the Intercreditor Agent or the Senior Lenders to any motion, relief, action or proceeding based on the Intercreditor Agent’s or the Senior Lenders’ claiming a lack of adequate protection. Notwithstanding the foregoing, in any Insolvency or Liquidation Proceeding, (i) if the Senior Lenders (or any subset thereof) are granted adequate protection in the form of additional collateral in connection with any DIP Financing or use of cash collateral under Section 363 or Section 364 of the Bankruptcy Code or any similar Bankruptcy Law, then each Second-Priority Agent, on behalf of itself and any applicable Second-Priority Secured Party, may seek or request adequate protection in the form of a replacement Lien on such additional collateral, which Lien is subordinated to the Liens securing the Senior Lender Claims and such DIP Financing (and all Obligations relating thereto) on the same basis as the other Liens securing the Second-Priority Claims are so subordinated to the Liens securing Senior Lender Claims under this Agreement and (ii) in the event any Second-Priority Agent, on behalf of itself or any applicable Second-Priority Secured Party, seeks or requests adequate protection and such adequate protection is granted in the form of additional collateral, then such Second-Priority Agent, on behalf of itself or each such Second-Priority Secured Party, agrees that the Senior-Priority Agents shall also be granted a senior Lien on such additional collateral as security for the applicable Senior Lender Claims and any such DIP Financing and that any Lien on such additional collateral securing the Second-Priority Claims shall be subordinated to the Liens on such collateral securing the Senior Lender Claims and any such DIP Financing (and all Obligations relating thereto) and any other Liens granted to the Senior Lenders as adequate protection on the same basis as the other Liens securing the Second-Priority Claims are so subordinated to such Liens securing Senior Lender Claims under this Agreement.

6.4. Preference Issues. If any Senior Lender is required in any Insolvency or Liquidation Proceeding or otherwise to turn over or otherwise pay to the estate of the Company or any other Grantor (or any trustee, receiver or similar person therefor), because the payment of such amount was declared to be fraudulent or preferential in any respect or for any other reason, any amount (a “Recovery”), whether received as proceeds of security, enforcement of any right of setoff or otherwise, then the Senior Lender Claims shall be reinstated to the extent of such Recovery and deemed to be outstanding as if such payment had not occurred and the Senior Lenders shall be entitled to a Discharge of Senior Lender Claims with respect to all such recovered amounts. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto.

6.5. Application. This Agreement shall be applicable prior to and after the commencement of any Insolvency or Liquidation Proceeding. All references herein to any Grantor shall apply to any trustee for such Person and such Person as debtor in possession. The relative rights as to the Collateral and proceeds thereof shall continue after the filing thereof on the same basis as prior to the date of the petition, subject to any court order approving the financing of, or use of cash collateral by, any Grantor.

6.6. 506(c) Claims. Until the Discharge of Senior Lender Claims has occurred, each Second-Priority Agent, on behalf of itself and each applicable Second-Priority Secured Party, will not assert or enforce any claim under Section 506(c) of the United States Bankruptcy Code senior to or on a parity with the Liens securing the Senior Lender Claims for costs or expenses of preserving or disposing of any Common Collateral.

Section 7. Reliance; Waivers; etc.

7.1. Reliance. The consent by the Senior Lenders to the execution and delivery of the Second-Priority Documents to which the Senior Lenders have consented and all loans and other extensions of credit made or deemed made on and after the date hereof by the Senior Lenders to the Company or any Subsidiary shall be deemed to have been given and made in reliance upon this Agreement. Each Second-Priority Agent, on behalf of itself and each applicable Second-Priority Secured Party, acknowledges that it and the applicable Second-Priority Secured Parties have, independently and without reliance on the Intercreditor Agent or any Senior Lender, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into the applicable Second-Priority Document, this Agreement and the transactions contemplated hereby and thereby and they will continue to make their own credit decision in taking or not taking any action under the applicable Second-Priority Document or this Agreement.

7.2. No Warranties or Liability. Each Second-Priority Agent, on behalf of itself and each applicable Second-Priority Secured Party, acknowledges and agrees that neither the Intercreditor Agent nor any Senior Lender has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the Senior Lender Documents, the ownership of any Common Collateral or the perfection or priority of any Liens thereon. The Senior Lenders will be entitled to manage and supervise their respective loans and extensions of credit under the Senior Lender

Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate, and the Senior Lenders may manage their loans and extensions of credit without regard to any rights or interests that any Second-Priority Agent or any of the Second-Priority Secured Parties have in the Common Collateral or otherwise, except as otherwise provided in this Agreement. Neither the Intercreditor Agent nor any Senior Lender shall have any duty to any Second-Priority Agent or any Second-Priority Secured Party to act or refrain from acting in a manner that allows, or results in, the occurrence or continuance of an event of default or default under any agreements with the Company or any Subsidiary thereof (including the Second-Priority Documents), regardless of any knowledge thereof that they may have or be charged with. Except as expressly set forth in this Intercreditor Agreement, the Intercreditor Agent, the Senior Lenders, the Second-Priority Agents and the Second-Priority Secured Parties have not otherwise made to each other, nor do they hereby make to each other, any warranties, express or implied, nor do they assume any liability to each other with respect to (a) the enforceability, validity, value or collectibility of any of the Second-Priority Claims, the Senior Lender Claims or any guarantee or security which may have been granted to any of them in connection therewith, (b) the Company’s or any other Grantor’s title to or right to transfer any of the Common Collateral or (c) any other matter except as expressly set forth in this Intercreditor Agreement.

7.3. Obligations Unconditional. All rights, interests, agreements and obligations of the Intercreditor Agent and the Senior Lenders, and the Second-Priority Agents and the Second-Priority Secured Parties, respectively, hereunder shall remain in full force and effect irrespective of:

(a) any lack of validity or enforceability of any Senior Lender Documents or any Second-Priority Documents;

(b) any change in the time, manner or place of payment of, or in any other terms of, all or any of the Senior Lender Claims or Second-Priority Claims, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of any Senior Credit Agreement or any other Senior Lender Document or of the terms of the New 1.5 Lien Notes Indenture or any other Second-Priority Document;

(c) any exchange of any security interest in any Common Collateral or any other collateral, or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the Senior Lender Claims or Second-Priority Claims or any guarantee thereof;

(d) the commencement of any Insolvency or Liquidation Proceeding in respect of the Company or any other Grantor; or

(e) any other circumstances that otherwise might constitute a defense available to, or a discharge of, the Company or any other Grantor in respect of the Senior Lender Claims, or of any Second-Priority Agent or any Second-Priority Secured Party in respect of this Agreement.

Section 8. Miscellaneous.

8.1. Conflicts. Subject to Section 8.19:

(a) in the event of any conflict between the provisions of this Agreement and the provisions of any Senior Lender Document or any Second-Priority Document, the provisions of this Agreement shall govern;

(b) in the event of any conflict between the terms of this Agreement and the terms of the Existing Second Lien Intercreditor Agreement relating to the relative priorities, rights or obligations of the parties holding the Senior Lender Claims and the holders of the “Second-Priority Claims” (as that term is defined in the Existing Second Lien Intercreditor Agreement), the terms of the Existing Second Lien Intercreditor Agreement shall govern.

8.2. Continuing Nature of this Agreement; Severability. Subject to Section 5.7 and Section 6.4, this Agreement shall continue to be effective until the Discharge of Senior Lender Claims shall have occurred or such later time as all the Obligations in respect of the Second-Priority Claims shall have been paid in full. This is a continuing agreement of lien subordination and the Senior Lenders may continue, at any time and without notice to each Second-Priority Agent or any Second-Priority Secured Party, to extend credit and other financial accommodations and lend monies to or for the benefit of the Company or any other Grantor constituting Senior Lender Claims in reliance hereon. The terms of this Agreement shall survive, and shall continue in full force and effect, in any Insolvency or Liquidation Proceeding. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

8.3. Amendments; Waivers. Subject to Section 8.21 hereof, no amendment, modification or waiver of any of the provisions of this Agreement shall be deemed to be made unless the same shall be in writing signed on behalf of each Second-Priority Agent (or its authorized agent) and each Senior-Priority Agent (or its authorized agent) and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the parties making such waiver or the obligations of the other parties to such party in any other respect or at any other time. The Company and the other Grantors shall not have any right to consent to or approve any amendment, modification or waiver of any provision of this Agreement except to the extent their rights are affected.

8.4. Information Concerning Financial Condition of the Company and the Subsidiaries. The Intercreditor Agent, the Senior Lenders, each Second-Priority Agent and the Second-Priority Secured Parties shall each be responsible for keeping themselves informed of (a) the financial condition of the Company and the Subsidiaries and all endorsers and/or guarantors of the Second-Priority Claims or the Senior Lender Claims and (b) all other circumstances bearing upon the risk of nonpayment of the Second-Priority Claims or the Senior Lender Claims. The Intercreditor Agent, the Senior Lenders, each Second-Priority Agent and the Second-Priority

Secured Parties shall have no duty to advise any other party hereunder of information known to it or them regarding such condition or any such circumstances or otherwise. In the event that the Intercreditor Agent, any Senior Lender, any Second-Priority Agent or any Second-Priority Secured Party, in its or their sole discretion, undertakes at any time or from time to time to provide any such information to any other party, it or they shall be under no obligation (w) to make, and the Intercreditor Agent, the Senior Lenders, the Second-Priority Agents and the Second-Priority Secured Parties shall not make, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided, (x) to provide any additional information or to provide any such information on any subsequent occasion, (y) to undertake any investigation or (z) to disclose any information that, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.

8.5. Subrogation. Each Second-Priority Agent, on behalf of itself and each applicable Second-Priority Secured Party, hereby waives any rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of Senior Lender Claims has occurred.

8.6. Application of Payments. Except as otherwise provided herein, all payments received by the Senior Lenders may be applied, reversed and reapplied, in whole or in part, to such part of the Senior Lender Claims as the Senior Lenders, in their sole discretion, deem appropriate, consistent with the terms of the Senior Lender Documents. Except as otherwise provided herein, each Second-Priority Agent, on behalf of itself and each applicable Second-Priority Secured Party, assents to any such extension or postponement of the time of payment of the Senior Lender Claims or any part thereof and to any other indulgence with respect thereto, to any substitution, exchange or release of any security that may at any time secure any part of the Senior Lender Claims and to the addition or release of any other Person primarily or secondarily liable therefor.

8.7. Consent to Jurisdiction; Waivers. The parties hereto consent to the jurisdiction of any state or federal court located in New York, New York, and consent that all service of process may be made by registered mail directed to such party as provided in Section 8.8 for such party. Service so made shall be deemed to be completed three days after the same shall be posted as aforesaid. The parties hereto waive any objection to any action instituted hereunder in any such court based on forum non conveniens, and any objection to the venue of any action instituted hereunder in any such court. Each of the parties hereto waives any right it may have to trial by jury in respect of any litigation based on, or arising out of, under or in connection with this Agreement, or any course of conduct, course of dealing, verbal or written statement or action of any party hereto in connection with the subject matter hereof.

8.8. Notices. All notices to the Second-Priority Secured Parties and the Senior Lenders permitted or required under this Agreement may be sent to the Trustee, the Intercreditor Agent or any Second-Priority Agent as provided in the New 1.5 Lien Notes Indenture, the applicable Senior Credit Agreement, the other relevant Senior Lender Document or the relevant Second-Priority Document, as applicable. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied, electronically mailed or sent by courier service or U.S.

mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a telecopy or electronic mail or upon receipt via U.S. mail (registered or certified, with postage prepaid and properly addressed). For the purposes hereof, the addresses of the parties hereto shall be as set forth below each party’s name on the signature pages hereto, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties. The Senior-Priority Agents hereby agree to promptly notify each Second-Priority Agent upon payment in full in cash of all Indebtedness under the applicable Senior Lender Documents (except for contingent indemnities and cost and reimbursement obligations to the extent no claim therefor has been made).

8.9. Further Assurances. Each of the Second-Priority Agents, on behalf of itself and each applicable Second-Priority Secured Party, and the Intercreditor Agent, on behalf of itself and each Senior Lender, agrees that each of them shall take such further action and shall execute and deliver to the Intercreditor Agent and the Senior Lenders such additional documents and instruments (in recordable form, if requested) as the Intercreditor Agent or the Senior Lenders may reasonably request to effectuate the terms of and the lien priorities contemplated by this Agreement. The Company agrees to pay all reasonable and documented out-of-pocket expenses incurred by any such Second-Priority Agent or the Intercreditor Agent in connection with the execution and delivery of such additional documents and instruments.

8.10. Governing Law. This Agreement has been delivered and accepted at and shall be deemed to have been made at New York, New York and shall be interpreted, and the rights and liabilities of the parties bound hereby determined, in accordance with the laws of the State of New York.

8.11. Binding on Successors and Assigns. This Agreement shall be binding upon the Intercreditor Agent, the Senior Lenders, the Second-Priority Agents, the Second-Priority Secured Parties, the Company, the Company’s Subsidiaries party hereto and their respective permitted successors and assigns.

8.12. Specific Performance. The Intercreditor Agent may demand specific performance of this Agreement. Each Second-Priority Agent, on behalf of itself and each applicable Second-Priority Secured Party, hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense that might be asserted to bar the remedy of specific performance in any action that may be brought by the Intercreditor Agent.

8.13. Section Titles. The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Agreement.

8.14. Counterparts. This Agreement may be executed in one or more counterparts, including by means of facsimile or other electronic transmission, each of which shall be an original and all of which shall together constitute one and the same document.

8.15. Authorization. By its signature, each Person executing this Agreement on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement. The Intercreditor Agent represents and warrants that this Agreement is binding upon the Senior Lenders. The Trustee represents and warrants that this Agreement is binding upon the Indenture Secured Parties.

8.16. No Third Party Beneficiaries; Successors and Assigns. This Agreement and the rights and benefits hereof shall inure to the benefit of, and be binding upon, each of the parties hereto and their respective successors and assigns and shall inure to the benefit of each of, and be binding upon, the holders of Senior Lender Claims and Second-Priority Claims. No other Person shall have or be entitled to assert rights or benefits hereunder.

8.17. Effectiveness. This Agreement shall become effective when executed and delivered by the parties hereto on the date hereof. This Agreement shall be effective both before and after the commencement of any Insolvency or Liquidation Proceeding. All references to the Company or any other Grantor shall include the Company or any other Grantor as debtor and debtor-in-possession and any receiver or trustee for the Company or any other Grantor (as the case may be) in any Insolvency or Liquidation Proceeding.

8.18. Intercreditor Agent; Trustee and Collateral Agent; Senior-Priority Agents. It is understood and agreed that (a) JPMCB is entering into this Agreement in its capacity as administrative agent under the ABL Facility and the provisions of Article VIII of the ABL Facility applicable to JPMCB as administrative agent thereunder shall also apply to JPMCB as Intercreditor Agent hereunder, (b) Wilmington Trust, National Association is entering into this Agreement in its capacity as Trustee and as Collateral Agent, and the provisions of Article 7 of the New 1.5 Lien Notes Indenture applicable to the trustee thereunder shall also apply to the Trustee hereunder, (c) Wilmington Trust, National Association is entering into this Agreement in its capacity as Senior-Priority Agent for the holders of the notes issued under the 6.625% First Lien Notes Indenture, and the provisions of Article 7 of the 6.625% First Lien Notes Indenture applicable to the trustee thereunder shall also apply to such Senior-Priority Agent, (d) Wilmington Trust, National Association is entering into this Agreement in its capacity as Senior-Priority Agent for the holders of the notes issued under the 10.00% First Lien Notes Indenture, and the provisions of Article 7 of the 10.00% First Lien Notes Indenture applicable to the trustee thereunder shall also apply to such Senior-Priority Agent, and (e) Wilmington Trust, National Association is entering into this Agreement in its capacity as Senior-Priority Agent for the holders of the notes issued under the New First Lien Notes Indenture, and the provisions of Article 7 of the New First Lien Notes Indenture applicable to the trustee thereunder shall also apply to such Senior-Priority Agent.

8.19. Relative Rights. Notwithstanding anything in this Agreement to the contrary (except to the extent contemplated by Section 5.3(b)), nothing in this Agreement is intended to or will (a) amend, waive or otherwise modify the provisions of any Senior Credit Agreement, the New 1.5 Lien Notes Indenture or any other Senior Lender Documents or Second-Priority Documents entered into in connection with such Senior Credit Agreement, the New 1.5 Lien Notes Indenture or any other Senior Lender Document or Second-Priority Document or permit the Company or any Subsidiary to take any action, or fail to take any action, to the extent such action or failure would otherwise constitute a breach of, or default under, any Senior Credit Agreement or any other Senior Lender Documents entered into in connection with such Senior Credit Agreement, the New 1.5 Lien Notes Indenture or any other Second-Priority Documents, (b) change the relative priorities of the Senior Lender Claims or the Liens granted under the

Senior Lender Documents on the Common Collateral (or any other assets) as among the Senior Lenders, (c) otherwise change the relative rights of the Senior Lenders in respect of the Common Collateral as among such Senior Lenders or (d) obligate the Company or any Subsidiary to take any action, or fail to take any action, that would otherwise constitute a breach of, or default under, any Senior Credit Agreement or any other Senior Lender Document entered into in connection with such Senior Credit Agreement, the New 1.5 Lien Notes Indenture or any other Second-Priority Documents.

8.20. References. Notwithstanding anything to the contrary in this Agreement, any references contained herein to any Section, clause, paragraph, definition or other provision of the New 1.5 Lien Notes Indenture (including any definition contained therein) shall be deemed to be a reference to such Section, clause, paragraph, definition or other provision as in effect on the date of this Agreement; provided that any reference to any such Section, clause, paragraph or other provision shall refer to such Section, clause, paragraph or other provision of the New 1.5 Lien Notes Indenture, as applicable (including any definition contained therein), as amended or modified from time to time if such amendment or modification has been (1) made in accordance with the New 1.5 Lien Notes Indenture, and (2) approved in writing by, or on behalf of, the requisite Senior Lenders as are needed under the terms of any Senior Credit Agreement to approve such amendment or modification.

8.21. Joinder Requirements. At the request of the Company, and at the Company’s expense, this Agreement may be amended, supplemented or otherwise modified, without the consent of any Senior-Priority Agent or Second-Priority Agent, any Senior Lender or any Second-Priority Secured Party, in order for the Company to designate additional obligations as Other First Priority Lien Obligations or Future Second-Lien Indebtedness if the incurrence of such obligations is permitted under each Senior Lender Document, each Second-Priority Document and this Agreement. If so permitted, as a condition precedent to the effectiveness of such designation (x) the applicable Other First Priority Lien Obligations Agent, or the administrative agent, trustee or other agent for such Future Second-Lien Indebtedness, as applicable, shall execute and deliver to each Senior-Priority Agent and Second-Priority Agent, a joinder agreement to this Agreement in form and substance reasonably satisfactory to the Intercreditor Agent and (y) the Company shall have delivered to the Intercreditor Agent, each Senior-Priority Agent and each Second-Priority Agent, an Officers’ Certificate (i) stating that the conditions set forth in this Section 8.21 are satisfied with respect to such Other First Priority Lien Obligations or Future Second-Lien Indebtedness, as applicable and (ii) designating such additional obligations as Other First Priority Lien Obligations or Future Second-Lien Indebtedness, as applicable, hereunder. Notwithstanding anything to the contrary set forth in this Section 8.21 or in Section 8.3 hereof, any Senior-Priority Agent and/or any Second-Priority Agent may, and, at the request and expense of the Company, shall, in each case, without the consent of any Senior-Priority Agent or Second-Priority Agent, any Senior Lender or any Second-Priority Secured Party, enter into a supplemental agreement (which may take the form of an amendment, an amendment and restatement or a supplement of this Agreement) to: (i) add other parties holding Future Second-Lien Indebtedness (or any agent or trustee therefor) to the extent such Indebtedness is not prohibited by the Senior Lender Documents or any Second-Priority Document, (ii) add other parties holding Obligations arising under the Other First Priority Lien Obligations Credit Documents (or any agent or trustee thereof) to the extent such Obligations are not prohibited by the Senior Lender Documents, or any Second-Priority

Document, (iii) in the case of Future Second-Lien Indebtedness, (a) establish that the Lien on the Common Collateral securing such Future Second-Lien Indebtedness shall be junior and subordinate in all respects to all Liens on the Common Collateral securing any Senior Lender Claims and shall share in the benefits of the Common Collateral equally and ratably with all Liens on the Common Collateral securing any other Second-Priority Claims, in each case, subject to the terms of any other applicable intercreditor arrangements made in accordance with Section 8.22 below, and (b) provide to the holders of such Future Second-Lien Indebtedness (or any agent or trustee thereof) the comparable rights and benefits (including any improved rights and benefits that have been consented to by the Senior-Priority Agents) as are provided to the holders of Second-Priority Claims under this Agreement prior to the incurrence of such Future Second-Lien Indebtedness, and (iv) in the case of Other First Priority Lien Obligations, (a) establish that the Lien on the Common Collateral securing such Other First Priority Lien Obligations shall be superior in all respects to all Liens on the Common Collateral securing any Second-Priority Claims and shall share in the benefits of the Common Collateral equally and ratably with all Liens on the Common Collateral securing any other Senior Lender Claims, in each case, subject to the terms of any other applicable intercreditor arrangements made in accordance with Section 8.22 below, and (b) provide to the holders of such Other First Priority Lien Obligations (or any agent or trustee thereof) the comparable rights and benefits as are provided to the holders of Senior Lender Claims under this Agreement prior to the incurrence of such Other First Priority Lien Obligations. Any such additional party, each Senior-Priority Agent and each Second-Priority Agent shall be entitled to rely on the determination of officers of the Company that such modifications do not violate any Senior Lender Documents or any Second-Priority Document if such determination is set forth in an Officers’ Certificate delivered to such party in accordance with this Section 8.21; provided, however, that such determination will not affect whether or not the Company has complied with its undertakings in the Senior Credit Agreement, the Other First Priority Lien Obligations Credit Documents, the Senior Collateral Documents, the New 1.5 Lien Notes Indenture, any other Second-Priority Document governing Future Second-Lien Indebtedness, the Second-Priority Collateral Documents or this Agreement.

8.22. Intercreditor Agreements. Each party hereto agrees that the Senior Lenders (as among themselves) and the Second-Priority Secured Parties (as among themselves) may each enter into intercreditor agreements (or similar arrangements) with the applicable Intercreditor Agent or the Second-Priority Agent governing the rights, benefits and privileges as among the Senior Lenders or the Second-Priority Secured Parties, as the case may be, in respect of the Common Collateral, this Agreement and the other Senior Collateral Documents or Second-Priority Collateral Documents, as the case may be, including as to application of proceeds of the Common Collateral, voting rights, control of the Common Collateral and waivers with respect to the Common Collateral, in each case so long as (A) the terms thereof do not violate or conflict with the provisions of this Agreement or the other Senior Collateral Documents or Second-Priority Collateral Documents, as the case may be, (B) in the case of any such intercreditor agreement (or similar arrangement) affecting any Senior Lenders, each Senior-Priority Agent acting on behalf of the applicable Senior Lenders agrees in its sole discretion, or is otherwise obligated pursuant to the terms of the applicable Senior Lender Documents, to enter into any such intercreditor agreement (or similar arrangement) and (C) in the case of any such intercreditor agreement (or similar arrangement) affecting the Second-Priority Secured Parties, each Second-Priority Agent acting on behalf of the applicable Second-Priority Secured Parties agrees in its sole discretion, or is otherwise obligated pursuant to the terms of the applicable Second-Priority Document, to enter into any such intercreditor agreement (or similar arrangement). Notwithstanding the preceding clauses (B) and (C), to the extent that (x) the applicable Senior-Priority Agent is not authorized by the Required Lenders to enter into any such intercreditor agreement (or similar arrangement) or does not agree to enter into such intercreditor agreement (or similar arrangement), such intercreditor agreement (or similar arrangement) shall not be binding upon such Senior-Priority Agent but, subject to the immediately succeeding sentence, may still bind the other parties party thereto and the applicable Senior Lenders for which such Senior-Priority Agent is acting as representative or (y) the applicable Second-Priority Agent is not authorized by the applicable Second-Priority Secured Parties to enter into any such intercreditor agreement (or similar arrangement) or does not agree to enter into such intercreditor agreement (or similar arrangement), such intercreditor agreement (or similar arrangement) shall not be binding upon the such Second-Priority Agent but, subject to the immediately succeeding sentence, may still bind the other parties party thereto and such Second-Priority Secure Parties. In any event, if a respective intercreditor agreement (or similar arrangement) exists, the provisions thereof shall not be (or be construed to be) an amendment, modification or other change to this Agreement or any other Senior Collateral Document or Second-Priority Collateral Document, and the provisions of this Agreement and the other Senior Collateral Documents and Second-Priority Collateral Documents shall remain in full force and effect in accordance with the terms hereof and thereof (as such provisions may be amended, modified or otherwise supplemented from time to time in accordance with the terms thereof, including to give effect to any intercreditor agreement (or similar arrangement)).

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Intercreditor Agreement as of the date first written above.

JPMORGAN CHASE BANK, N.A., as Intercreditor Agent

By:	/s/ Peter S. Predun
Name:	Peter S. Predun
Title:	Executive Director

JPMORGAN CHASE BANK, N.A., as Senior-Priority Agent for secured parties under the ABL Facility

By:	/s/ Peter S. Predun
Name:	Peter S. Predun
Title:	Executive Director

[Signature Page to Amended and Restated 1.5 Lien Intercreditor Agreement]

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Trustee, as Second-Priority Agent for the holders of Notes and as and Collateral Agent

By:	/s/ Jane Schweiger
Name:	Jane Schweiger
Title:	Vice President

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Senior-Priority Agent for the holders of the notes issued under the 6.625% First Lien Notes Indenture

By:	/s/ Jane Schweiger
Name:	Jane Schweiger
Title:	Vice President

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Senior-Priority Agent for the holders of the notes issued under the 10.00% First Lien Notes Indenture

By:	/s/ Jane Schweiger
Name:	Jane Schweiger
Title:	Vice President

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Senior-Priority Agent for the holders of the notes issued under the New First Lien Notes Indenture

By:	/s/ Jane Schweiger
Name:	Jane Schweiger
Title:	Vice President

[Signature Page to Amended and Restated 1.5 Lien Intercreditor Agreement]

HEXION LLC

By:	/s/ Mark D. Bidstrup
Name:	Mark D. Bidstrup
Title:	Senior Vice President and Treasurer

HEXION INC.

By:	/s/ Mark D. Bidstrup
Name:	Mark D. Bidstrup
Title:	Senior Vice President and Treasurer

HEXION INVESTMENTS INC.

By:	/s/ Mark D. Bidstrup
Name:	Mark D. Bidstrup
Title:	Senior Vice President and Treasurer

HEXION INTERNATIONAL INC.

By:	/s/ Mark D. Bidstrup
Name:	Mark D. Bidstrup
Title:	Senior Vice President and Treasurer

HEXION CI HOLDING COMPANY (CHINA) LLC

By:	/s/ Mark D. Bidstrup
Name:	Mark D. Bidstrup
Title:	Senior Vice President and Treasurer

[Signature Page to Amended and Restated 1.5 Lien Intercreditor Agreement]

HSC CAPITAL CORPORATION

By:	/s/ Mark D. Bidstrup
Name:	Mark D. Bidstrup
Title:	Senior Vice President and Treasurer

LAWTER INTERNATIONAL INC.

By:	/s/ Mark D. Bidstrup
Name:	Mark D. Bidstrup
Title:	Senior Vice President and Treasurer

OILFIELD TECHNOLOGY GROUP, INC.

By:	/s/ Mark D. Bidstrup
Name:	Mark D. Bidstrup
Title:	Senior Vice President and Treasurer

NL COOP HOLDINGS LLC

By:	/s/ Mark D. Bidstrup
Name:	Mark D. Bidstrup
Title:	Senior Vice President and Treasurer

[Signature Page to Amended and Restated 1.5 Lien Intercreditor Agreement]

SCHEDULE I

Subsidiary Parties

Hexion International Inc.

Hexion Investments Inc.

Hexion CI Holding Company (China) LLC

HSC Capital Corporation

Lawter International Inc.

Oilfield Technology Group, Inc.

NL Coop Holdings LLC